UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 S. Hoover Blvd.

Suite 210

Tampa, Florida 33609

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OMEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2020, the Company’s Board of Directors, upon the recommendation of the Compensation Committee, approved an amendment to Mr. Gordon’s employment agreement to modify the term of his 41,667 performance-based restricted stock units (“RSUs”) by extending the expiration date of the RSUs by one year, to October 1, 2021. On August 3, 2020, the Company and Mr. Gordon executed an amendment to Mr. Gordon’s employment agreement to reflect the extended termination date of the RSUs.

Item 5.07	Submission of Matters to a Vote of Security Holders.

General

Odyssey held the Annual Meeting for the purpose of considering and acting upon the following matters:

•	to elect six directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified (the “Election Proposal”);

•	to ratify the appointment of Warren Averett, LLC, as our independent registered certified public accounting firm for the fiscal year ending December 31, 2020 (the “Ratification Proposal”);

•	to obtain non-binding advisory approval of the compensation of our named executive officers (the “Compensation Proposal”); and

•	to transact such other business as may properly come before the meeting and at any adjournments or postponements thereof.

No other business came before the meeting.

Voting Results

Election Proposal

With respect to the Election Proposal, the six individuals named below were elected to serve as directors in accordance with the following vote:

Nominee	For	Withheld
John C. Abbott	3,379,893	180,014
Laura L. Barton	3,413,471	146,436
Mark D. Gordon	3,439,484	120,423
Mark B. Justh	3,477,967	81,940
James S. Pignatelli	3,474,026	85,881
Jon D. Sawyer	3,411,786	148,121

Ratification Proposal

With respect to the Ratification Proposal, the results of the vote were as follows:

For	Against	Abstain
7,276,076	100,558	93,010

Compensation Proposal

With respect to the Compensation Proposal, the results of the vote were as follows:

For	Against	Abstain
3,426,727	92,899	40,281

Broker Non-Votes

There were 3,909,737 broker non-votes with respect to the Election Proposal and the Compensation Proposal. Broker non-votes were not relevant to the Ratification Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: August 6, 2020	By:	/s/ Jay A. Nudi
Jay A. Nudi
Chief Financial Officer